ALPS SERIES TRUST

CUPPS ALL CAP GROWTH FUND AND CUPPS MID CAP GROWTH FUND

Supplement dated August 9, 2016 to the

     Prospectus and Statement of Additional Information, each dated January 28, 2016 and as supplemented on June 28, 2016, for the Cupps All Cap Growth Fund and Cupps Mid Cap Growth Fund, series of ALPS Series Trust (the “Trust”)

On August 9, 2016, the Board of Trustees (the “Board”) of the Trust, based upon the recommendation of Cupps Capital Management, LLC (the “Adviser”), the investment adviser to the Cupps All Cap Growth Fund and the Cupps Mid Cap Growth Fund (the “Funds”), series of the Trust, determined to close and liquidate the Funds. The Board concluded that it would be in the best interests of the Funds and their shareholders that the Funds be closed and liquidated as series of the Trust effective as of the close of business on August 31, 2016.

The Board approved a Plan of Termination, Dissolution and Liquidation (the “Plan”) that determines the manner in which the Funds will be liquidated.

Pursuant to the Plan and in anticipation of the Funds’ liquidation, the Cupps All Cap Growth Fund will be closed to new purchases effective as of the close of business on August 9, 2016. However, any distributions declared to shareholders of the Fund after August 9, 2016, and until the close of trading on the New York Stock Exchange on August 31, 2016 will be automatically reinvested in additional shares of the Funds unless a shareholder specifically requests that such distributions be paid in cash. Although the Fund will be closed to new purchases as of August 9, 2016, you may continue to redeem your shares of the Fund after August 9, 2016, as provided in the Prospectus. Please note, however, that the Fund will be liquidating its assets as of the close of business on August 31, 2016.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on August 31, 2016, the effective time of the liquidation, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of August 31, 2016, subject to any required withholdings. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Shares of the Cupps Mid Cap Growth Fund have not previously been made available to the public.

All expenses incurred in connection with the transactions contemplated by the Plan, other than the brokerage commissions associated with the sale of portfolio securities, will be paid by the Adviser.

Please retain this supplement with your Prospectus and Statement of Additional Information.